                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)         August 16, 2007
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                      Merrill Lynch Mortgage Trust 2007-C1
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                       (Exact name of the Issuing Entity)
          Commission File Number of the Issuing Entity: 333-142235-02

      Merrill Lynch Mortgage Lending, Inc. and Countrywide Commercial Real
                              Estate Finance, Inc.
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             (Exact name of the Sponsor as specified in its charter)

                     Merrill Lynch Mortgage Investors, Inc.
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           (Exact name of the Registrant as specified in its charter)
              Commission File Number of the Registrant: 333-1422235

Delaware                              333-142235-02          13-3416059
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(State or Other Jurisdiction          (Commission            (IRS Employer
of Incorporation)                     File Number)           Identification No.)

4 World Financial Center, 16th Floor
250 Vesey Street, New York, New York                          10080
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(Address of Principal Executive Offices)                      (Zip Code)

Registrant's telephone number, including area code         (212) 449-1000
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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01  Entry into a Material Definitive Agreement.

      On August 16, 2007, a pooling and servicing agreement, dated as of August
1, 2007 (the "Pooling and Servicing Agreement"), was entered into by and between
Merrill Lynch Mortgage Investors, Inc., as depositor (the "Registrant"), KeyCorp
Real Estate Capital Markets, Inc., as master servicer no. 1, Wells Fargo Bank,
National Association, as master servicer no. 2, Centerline Servicing Inc., as special servicer, Wells Fargo Bank, National Association, as certificate administrator, LaSalle Bank National Association, as custodian and U.S. Bank
National Association, as trustee. The Pooling and Servicing Agreement was entered into for the purpose of issuing a single series of certificates, entitled Merrill Lynch Mortgage Trust 2007-C1 (the "Merrill Lynch Mortgage Trust
2007-C1"), Commercial Mortgage Pass-Through Certificates, Series 2007-C1 (the
"Certificates"). The Pooling and Servicing Agreement is attached as Exhibit 4.1 hereto. Certain classes of the Certificates, designated as Class A-1, Class A-2,
Class A-3, Class A-SB, Class A-4, Class A-1A, Class AM, Class AJ, Class B, Class
C and Class D (collectively, the "Publicly-Offered Certificates"), were registered under the Registrant's registration statement on Form S-3
(Registration No. 333-142235) and were sold to Merrill Lynch, Pierce, Fenner &
Smith Incorporated ("Merrill Lynch"), Goldman, Sachs & Co. and Morgan Stanley &
Co. Incorporated (collectively, the "Underwriters"), pursuant to an underwriting agreement dated as of July 31, 2007 (the "Underwriting Agreement"), between the
Registrant and the Underwriters. The Underwriting Agreement is attached as
Exhibit 1.1 hereto. Certain of the mortgage loans backing the Publicly-Offered
Certificates (the "MLML Mortgage Loans") were acquired by the Registrant from
Merrill Lynch Mortgage Lending, Inc. ("MLML") as seller pursuant to a mortgage loan purchase agreement dated as of July 31, 2007 (the "MLML Mortgage Loan
Purchase Agreement"), which is attached hereto as Exhibit 99.1. Certain other of the mortgage loans backing the Publicly-Offered Certificates (the "GECC Mortgage
Loans", the "LaSalle Mortgage Loans", the "Wells Fargo Mortgage Loans", and,
together with the MLML Mortgage Loans, the "Mortgage Loans") were acquired by the Registrant from General Electric Capital Corporation ("GECC"), LaSalle Bank
National Association ("LaSalle") and Wells Fargo Bank, National Association
("Wells Fargo") as sellers pursuant to the mortgage loan purchase agreements dated as of July 31, 2007 (the "GECC Mortgage Loan Purchase Agreement", the
"LaSalle Mortgage Loan Purchase Agreement" and the "Wells Fargo Mortgage Loan
Purchase Agreement", respectively and, together with the MLML Mortgage Loan
Purchase Agreement, the "Mortgage Loan Purchase Agreements"), which are attached hereto as Exhibits 99.2, 99.3 and 99.4 respectively.

      Each Mortgage Loan Purchase Agreement contains representations and warranties made by the related seller (MLML, GECC, LaSalle or Wells Fargo, as the case may be) to the Registrant with respect to the Mortgage Loans sold by such seller to the Registrant.

Section 9 - Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

      Listed below are the financial statements, pro forma financial information and exhibits, if any, filed as a part of this report:

(a) Financial statements of businesses acquired:

      Not applicable.

(b) Pro forma financial information:

      Not applicable.

(c) Shell company transactions:

      Not applicable.

(d)  Exhibits:

Exhibit No.  Description

1.1          Underwriting Agreement

4.1          Pooling and Servicing Agreement

5.1          Legality Opinion

8.1          Tax Opinion (included as part of Exhibit 5.1)

99.1         MLML Mortgage Loan Purchase Agreement

99.2         GECC Mortgage Loan Purchase Agreement

99.3         LaSalle Mortgage Loan Purchase Agreement

99.4         Wells Fargo Mortgage Loan Purchase Agreement

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: September 7, 2007

                                   MERRILL LYNCH MORTGAGE INVESTORS, INC.

                                   By:        /s/ David M. Rodgers
                                       -----------------------------------
                                       Name:  David M. Rodgers
                                       Title: Executive Vice President,
                                              Chief Officer in Charge of
                                              Commercial Mortgage Securitization

                                  EXHIBIT INDEX

                   The following exhibits are filed herewith:

Exhibit No.
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1.1         Underwriting Agreement

4.1         Pooling and Servicing Agreement

5.1         Legality Opinion

8.1         Tax Opinion (included as part of Exhibit 5.1)

99.1        MLML Mortgage Loan Purchase Agreement

99.2        GECC Mortgage Loan Purchase Agreement

99.3        LaSalle Mortgage Loan Purchase Agreement

99.4        Wells Fargo Mortgage Loan Purchase Agreement